                                                                    EXHIBIT 10.1

                           FORM OF PURCHASE AGREEMENT

October 20, 2006

Lexicon Genetics Incorporated
8800 Technology Forest Place
The Woodlands, Texas 77381

Ladies and Gentlemen:

     The undersigned (the "Investor"), hereby confirms its agreement with you as follows:

     1. This Purchase Agreement (the "Agreement") is made as of October 20, 2006 between Lexicon Genetics Incorporated, a Delaware corporation (the "Company"), and the Investor.

     2. The Company and the Investor agree that the Investor will purchase from the Company, severally and not jointly with the other investors, and the Company will issue and sell to the Investor [_____] shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company, for a purchase price of $3.78 per share. The Investor acknowledges that the offering of the Shares is not a firm commitment underwriting.

     3. The completion of the purchase and sale of the Shares (the "Closing") shall occur on the date that the conditions for closing set forth in the Placement Agency Agreement dated the date hereof by and among the Company, Banc of America Securities LLC and Lazard Capital Markets LLC have been satisfied or waived by the appropriate party or on such later date as the parties shall agree in writing (the "time of purchase"). At the Closing, the Company shall deliver to the Investor [, using customary book-entry procedures, the number of Shares as set forth above in Section 2, and the Investor shall deliver, or cause to be delivered, to the Company a Federal Funds wire transfer of immediately available funds in the full amount of the purchase price for the Shares being purchased, such wire transfer to be made to the Company pursuant to instructions provided to the Investor with this Agreement.] [the number of Shares as set forth above in Section 2 by delivery versus payment ("DVP") through DTC (i.e., the Company shall deliver the Shares registered in the Investor's name and address as set forth below and released by the Company's transfer agent to the Investor at the time of purchase directly to the account(s) at BAS identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). No later than one business day after the execution of this Agreement by the Investor and the Company, the Investor shall: (i) notify BAS of the account or accounts at BAS to be credited with the Shares being purchased by such Investor, and (ii) confirm that the account or accounts at BAS to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.] The Company also shall deliver to the Investor and file with the Securities and Exchange Commission (the "Commission") a prospectus supplement (the "Supplement") with respect to the Registration Statement (as defined below) reflecting the offering of the Shares in conformity with the Securities Act (as defined below), including Rule 424(b) thereunder.

     4. The Company hereby makes the following representations, warranties and covenants to the Investor:

     (a) The Company is agreeing to issue and sell simultaneously herewith pursuant to the Registration Statement no less than an aggregate of 10,582,001 shares of Common Stock to purchase shares of common stock pursuant to this Agreement and substantially identical agreements with other investors.

     (b) The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents, except where such violation would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company or materially impair the Company's ability to perform its obligations under the Agreement (a "Material Adverse Effect").

     (c) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar law affecting the enforcement of creditors' rights generally or by general principles of equity.

     (d) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, in each case only to the extent material to the Company, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected; except in each case, such as would not, individually or in the aggregate, have a Material Adverse Effect.

     (e) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the required filing of the Supplement, (ii) applicable state securities law filings,
(iii) the required filings with the Nasdaq Global Market, and (iv) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not, individually or in the aggregate, have a Material Adverse Effect (clauses (i), (ii), and (iii) collectively referred to as the "Required Approvals"). For purposes of this Agreement, "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     (f) The Shares are duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal ("Liens"). The Company has reserved a sufficient number of duly authorized shares of Common Stock to issue all of the Shares. At the Closing, the Shares shall have been listed for quotation on the Nasdaq Global Market. For a period of one (1) year from the date hereof, the Company shall take such reasonable actions necessary to maintain the Common Stock's authorization for quotation on the Nasdaq Global Market.

     (g) The Company's Registration Statement on Form S-3 (No. 333-122214) (including all information or documents incorporated by reference therein or contained in the Supplement, the "Registration Statement") was declared effective by the Commission on February 4, 2005. The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so. The "Plan of Distribution"
section in the Registration Statement describes the issuance and sale of the Shares. The Registration Statement, as of the time it was declared effective, and any amendments or supplements thereto with specific reference to the offer and/or sale of the Shares pursuant to this Agreement, and any related prospectus included therein, including (i) the basic prospectus included in the Registration Statement on the date hereof and all documents incorporated therein by reference (together with the price and amount of Shares sold as described in paragraphs 2 and 4(a) hereof, the "Disclosure Package") and (ii) the Supplement to be filed covering the transactions contemplated hereby, complied in all material respects with the requirements of the Securities Act (as defined below) and the Exchange Act (as defined below) and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of such Registration Statement, the Disclosure Package or any such Supplement (taking into account the documents incorporated by reference therein) contains or, at the time of filing contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The offering, sale and issuance of the Shares to the Investor are registered under the Securities Act by the Registration Statement, and all of the Shares upon issuance to the Investor in accordance with this Agreement and the Registration Statement will vest the Investor with good and marketable title to such Shares and no action taken or omitted to be taken by the Company shall cause such Shares not to be freely transferable and tradable by the Investor without restriction. The Shares are being issued as described in the Registration Statement.

     (h) The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Nasdaq Global Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with the listing and maintenance requirements for continued trading of the Common Stock on the Nasdaq Global Market. The issuance and sale of the Shares hereunder complies in all material respects with the rules and regulations of the Nasdaq Global Market.

     (i) The Company understands and confirms that the Investor will rely on the representations set forth in this Section 4 in effecting the transactions contemplated hereby. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, including the Registration Statement, the Disclosure Package and the Supplement (taking into account the documents incorporated by reference therein), furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The parties acknowledge and agree that the parties do not make and have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Agreement.

     (j) The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two
(2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, as subsequently amended, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, as subsequently amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in all material respects in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

     (k) Since the date of the Company's latest audited financial statements included in the SEC Reports and except as disclosed in the SEC Reports, the Registration Statement or the Disclosure Package, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders other than scheduled dividends on the Company's preferred stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer or director, except pursuant to existing Company stock option and employee plans.

     (l) The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not now nor has ever been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

     (m) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (n) Except as disclosed in the SEC Reports, the Registration Statement or the Disclosure Package, the Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases of which the Company is in material compliance.

     (o) The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (collectively, the "Intellectual Property Rights") that are necessary or material for use in connection with its respective business as described in the SEC Reports, the Registration Statement and the Disclosure Package and which the failure to so have would, individually or in the aggregate, have a Material Adverse Effect. The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person, except as would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, except as would not, individually or in the aggregate, have a Material Adverse Effect.

     (p) The Company is insured by insurers the Company reasonably considers to be of recognized financial responsibility against such losses and risks and in such amounts as are generally deemed prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

     (q) Except as set forth in SEC Reports, the Registration Statement and the Disclosure Package, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000.

     (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (s) The Company shall not and shall cause each Person acting on behalf of the Company not to divulge to the Investor any information that it believes to be material, nonpublic information unless the Investor has agreed in writing to receive such information prior to such divulgence; provided, that the Company or Persons acting on behalf of the Company may divulge to the Investor material, nonpublic information if such information is subsequently disclosed by the Company in the manner described in Section 4(t).

     (t) The Company shall (i) before the Nasdaq Global Market opens on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor's name, without the Investor's prior, written consent, unless the Company is advised in writing by its counsel that disclosure of the Investor's name is required by law, in which case the Company shall promptly notify the Investor of such disclosure.

     5. The Investor hereby makes the following representations, warranties and covenants to the Company:

     (a) The Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

     (b) The Investor acknowledges that it has had the opportunity to review the Disclosure Materials, the Registration Statement and the Disclosure Package. Neither any such review nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in this Agreement.

     (c) The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

     (d) The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or any of its affiliates and (b) it has no direct affiliation or association with any NASD member. Exceptions:

________________________________________________________________________________
   (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

     (e) The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor, or (ii) the Investor is advised by its counsel (including internal counsel) that such press release or public announcement is required by law.

     6. Subject to the provisions of this Section 6, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, members, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor Party may suffer or incur (the "Indemnified Liabilities") as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement (which shall survive the Closing). The Company shall not be liable to any Investor under this provision in respect of any Indemnified Liability if such liability arises out of any misrepresentation by the Investor in Section 5 of this Agreement or actions taken by such Investor in violation or contravention of this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the Company), but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor

Party under this Section 6 for any settlement by a Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed.

     7. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

     8. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature were the original thereof.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:
                  -------------------


By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------
Address:
         ----------------------------

         ----------------------------
Tax ID No.:
            -------------------------
Contact Name:
              -----------------------
Telephone:
           --------------------------

Name in which book-entry should be made (if different):

-------------------------------------


AGREED AND ACCEPTED:
Lexicon Genetics Incorporated,
a Delaware corporation


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------